NATIONS FUNDS TRUST

NATIONS RESEARCH FUND

Supplement dated March 5, 2003
to Prospectuses dated August 1, 2002, as supplemented

     The prospectuses for all share classes of Nations Research Fund (the “Fund”) are hereby supplemented to identify that at a meeting held on February 27, 2003, the Board of Trustees of Nations Funds Trust approved a Plan of Liquidation and Termination for the Fund. It is anticipated that the Fund will liquidate on or about March 27, 2003. As soon as practicable after that date, any shareholders that hold shares on the liquidation date will receive their proportionate interest in the Fund’s net assets. On March 6, 2003, the Fund will be closed to new and current investors in anticipation of the liquidation. Shareholders of the Fund have the option of exchanging into another Nations Fund or redeeming their shares prior to the Fund’s liquidation date.